                                                                     Exhibit (q)

                                Power of Attorney
                                -----------------

         The undersigned Directors of Prudential's Gibraltar Fund, Inc. hereby constitute, appoint and authorize Jonathan D. Shain as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ David R. Odenath, Jr.
---------------------------
David R. Odenath, Jr.
President and Director

/s/ Grace C. Torres
---------------------------
Grace C. Torres
Treasurer and Principal Financial
and Accounting Officer



Dated:  May 21, 2001

                                                                    Exhibit (q)


                                Power of Attorney
                                -----------------

         The undersigned Directors of Prudential's Gibraltar Fund, Inc. hereby constitute, appoint and authorize Jonathan D. Shain as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.


/s/ Saul K. Fenster
------------------------------------
Saul K. Fenster, Director


/s/ W. Scott McDonald, Jr.
------------------------------------
W. Scott McDonald, Jr., Director


/s/ Joseph Weber
-----------------------
Joseph Weber, Director



Dated:  May 21, 2001